Exhibit 99.1
www.approachresources.com | 6500 W. Freeway, Suite 800 Fort Worth, Texas 76116 | 817.989.9000 Company Presentation January 12, 2009

Forward-looking statements and cautionary statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company's drilling program, production, estimated reserves and drilling locations, hedging activities, capital expenditures and financial and operating guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") on March 28, 2008 and November 6, 2008, respectively. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses the terms "estimated ultimate recovery," "EUR," "probable," "possible" and "resource" reserves, reserve "potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. AREX Company Presentation January 2009

Founded 2002 IPO November 14, 2007 Exchange/Ticker Market cap $167.9 mm(2) Shares outstanding 20.7 mm Company overview AREX Company Presentation January 2009 Core areas of operation(1) Portfolio highlights(1) (1)As of December 31, 2008 unless otherwise noted. (2)Based on January 6, 2009 closing price and 20.7 mm shares outstanding. 201.4 Bcfe of proved reserves at July 1, 2008 45% proved developed, 86% natural gas at July 1, 2008 28.8 MMcfe/d 4Q 2008 estimated average daily production 20+ year reserve life index 294,849 gross (199,402 net) acres 1,205 identified locations 464 producing wells General

Key investment highlights High quality, long-lived asset base Low risk, repeatable, multi-year drilling inventory Sizeable acreage position in prospective unconventional resource plays Financial flexibility Technically driven management team with a proven track record of unconventional resource exploration, evaluation and development 2008E EV/EBITDA AREX: 3.0x Peer average: 4.9x AREX: $0.91/Mcfe proved reserves Peer average: $2.46/Mcfe proved reserves (1)Source: Tudor, Pickering, Holt & Co. Weekly Valuation Sheet, January 2, 2009, and Company estimates. Peer comparisons(1) 2008E EV/Mcfe ($/Mcfe) AREX Company Presentation January 2009 1 2 3 4 5 6 7 8 9 10 11 ARD AREX BEXP BRY CRZO CXO GDP GMXR ME PLLL REXX 0 1 2 3 4 5 ARD AREX BEXP BRY CRZO CXO GDP GMXR ME PLLL REXX

2008 Operational highlights In 2008, we expect to increase production 65% to 8.8 Bcfe (24.0 MMcfe/d), compared to 2007 production of 5.3 Bcfe (14.5 MMcfe/d) In 2008, we expanded our West Texas acreage position in the Canyon, Strawn and Ellenburger to 89,003 gross (61,753 net) acres with estimated 4Q 2008 average daily production of 47.0 MMcfe/d gross (27.2 MMcfe/d net) In 2008, we drilled 60 wells (43 successful, 7 abandoned and 10 waiting on completion) and identified 317 new locations in Cinco Terry In 2008, we drilled and acquired 120 producing locations in Ozona Northeast AREX Company Presentation January 2009 West Texas acreage position(1) (1)As of December 31, 2008. JCT wells as of July 1, 2008 acquisition. Operational highlights

2008 Financial highlights (unaudited) AREX Company Presentation January 2009 (1)Adjusted net income (a non-GAAP measure) reconciliation provided on page 22. (2)EBITDAX (a non-GAAP measure) reconciliation provided on page 23. Nine Months Ended September 30, Nine Months Ended September 30, 2008 2007 Percent Increase Revenues $65.2 $27.4 138% Net income $23.5 $4.5 422% Net income per diluted share $1.13 $0.41 Adjusted net income(1) $20.9 $5.9 254% Adjusted net income per diluted share $1.00 $0.51 EBITDAX(2) $51.6 $22.8 126% EBITDAX per diluted share $2.48 $1.96 (in millions, except per share data)

AREX Company Presentation January 2009 (1)Source: JPMorgan Oil & Gas Exploration and Production Weekly E&P Comp Table, December 19, 2008. Operating as a low-cost producer: Projected 2008 operating expenses comparison Small cap peer group (<$2B) LOE & severance tax ($/Mcfe) 2008E LOE & severance tax(1) AREX: $1.30/Mcfe Peer average: $2.01/Mcfe $0 $1 $2 $3 AREX BEXP CRZO CXO DPTR EAC XCO GDP ME MMR PVA PQ SFY VQ WLL

2009 Capital expenditure budget

2009 Capital expenditure allocation


British Columbia 1%
Boomerang 1%
North Bald Prairie 10%
Ozona Northeast 27%
Cinco Terry 61%

Total $43.8 million

- Approximately $38.3 million allocated to our core operating assets in West Texas
  - 2 rigs in Cinco Terry
  - 1 rig in Ozona Northeast beginning July 2009
- Expect to reduce E&D capital expenditures by $42mm, or approximately 50%, from 2008 and still increase production by 8% - 14%

Allocation detail

Area of Operation (Target Formations)	Projected Allocation (in thousands)	Estimated Number of Drilling and Completions	Estimated Number of Recompletions or Deepenings
West Texas			
Cinco Terry (Wolfcamp, Canyon Sands and Ellenburger)	$ 26,578	48	18
Ozona Northeast (Wolfcamp, Canyon Sands, Strawn and Ellenburger)	$ 11,750	12	13
East Texas			
North Bald Prairie (Cotton Valley Sands, Bossier and Cotton Valley Lime)	$ 4,500	4	?
Exploratory			
Western Kentucky (New Albany Shale)	$ 360	3	?
British Columbia (Montney tight gas and Doig Shale)	$ 633	?	1
Total	$ 43,821	67	32

Approach Resources Inc.

AREX Company Presentation
January 2009
8

(2) (1) Production and reserve growth Production growth (MMcfe/d) Proved reserves growth (Bcfe) (1)Pro forma for the November 14, 2007 acquisition of Neo Canyon Exploration, L.P.'s 30% working interest in Ozona Northeast, as if the acquisition occurred on January 1, 2007. (2)Based on 2008 production estimate of 8.7 Bcfe released December 17, 2008. (3)Estimates of proved reserves at July 1, 2008 are based on internal engineering studies prepared by Approach's reservoir engineers and reviewed by DeGolyer and MacNaughton (193.7 Bcfe), and include estimates of proved reserves acquired in the Company's July 1, 2008 acquisition of deep rights in Ozona Northeast prepared by Approach's reservoir engineers (7.7 Bcfe). (3) AREX Company Presentation January 2009 42.9% CAGR 23.4% CAGR 60 109 149 180 201 2004 2005 PF 2006 2007 July 1, 2008 4 14 18 19 23.8 2004 2005 2006 2007 2008-E

Production profile Production profile Historic growth is organically driven Ozona Northeast historically represented majority of production and reserves Other development plays now contributing (Cinco Terry and North Bald Prairie) Currently two rigs running Observations AREX Company Presentation January 2009 Production (Bcfe) (1)Based on the mid-point of 2009 production guidance of 9.4 Bcfe - 9.9 Bcfe released December 17, 2008. 2007 Profile: OZNE - 94% CT - 5% NBP - 2% 2008 Profile: OZNE - 69% CT - 26% NBP - 5% 2009 Estimated Profile(1): OZNE - 61% CT - 31% NBP - 7% 0 2 4 6 8 10 12 2007 2008 2009 North Bald Prairie Cinco Terry Ozona Northeast

7/1/2008 Reserve summary and unrisked potential Reserve overview(1) Total reserves by category Reserve mix Oil 14% Gas 86% PUD 27% PD 22% Possible 13% Probable 21% (1) Estimates of proved reserves at July 1, 2008 are based on internal engineering studies prepared by Approach's reservoir engineers and reviewed by DeGolyer and MacNaughton (193.7 Bcfe), and include estimates of proved reserves acquired in the Company's July 1, 2008 acquisition of deep rights in Ozona Northeast prepared by Approach's reservoir engineers (7.7 Bcfe). Resource reserve estimates are based on internal Company studies. Probable, possible and resource reserves are unrisked and unbooked. Resource 17% AREX Company Presentation January 2009 Oil/NGLs Gas Equivalent Category (MBbls) (Bcf) (Bcfe) Proved reserves Dev eloped 1,8 36 80.3 91. 3 Undeveloped 3,030 91.9 110.1 Total proved reserves 4,866 172.2 201. 4 Probable reserves 2,1 66 75.1 88.1 Possible reserves 1,65 4 42. 2 52. 1 Resource 704 66. 8 7 1.0 Total 9,39 0 356. 3 412.6

Ozona Northeast field Canyon Sands tight gas, Strawn and Ellenburger development Own substantially all working interest in all depths 80% NRI Legacy asset with significant remaining development potential 145.4 Bcfe estimated proved reserves at 7/1/2008, 100% operated Low decline rates (4%-6%) in mature wells 43,716 gross (43,116 net) acres Own or operate 140 miles of gathering lines 722 identified drilling locations at 12/31/2008 Drilling inventory map with JCT wells(1) Key highlights 2009 plans 1 rig program beginning July 2009 Drill 12 Canyon/Strawn/Ellenburger wells Recomplete 13 wells (1)As of December 31, 2008. JCT wells as of July 1, 2008 acquisition. AREX Company Presentation January 2009

Cinco Terry project Canyon Sands tight gas development +-52% WI & 39% NRI Ellenburger development 34.7 Bcfe estimated proved reserves at 7/1/2008 45,287 gross (18,637 net) acres 442 identified drilling locations at 12/31/2008 Drilling inventory map(1) Key highlights 2009 plans 2 rig program Drill 48 Canyon/Ellenburger/Wolfcamp wells Recomplete 18 wells Multiple horizon potential Depth in feet 3,000 - 4,500 7,500 - 8,100 8,200 - 8,800 Wolfcamp/Sprayberry Canyon Sands Ellenburger (1)As of December 31, 2008. AREX Company Presentation January 2009

North Bald Prairie prospect - East Texas Cotton Valley Lime, Bossier Shale, Bossier Sand, Cotton Valley Sands development 50% WI & +-40% NRI 21.3 Bcfe estimated proved reserves at 7/1/2008 10,300 gross (4,900 net) acres 41 locations identified at 12/31/2008 Rodessa and Pettit behind pipe Acreage map(1) Key highlights 2009 plans 1 rig program beginning July 2009 Salt water disposal program Drill 4 CVL/Bossier/CVS wells (1)As of December 31, 2008. AREX Company Presentation January 2009

British Columbia 25% non-operated WI 31,246 gross (7,399 net) acres Primary targets are Montney tight gas sands and Doig shale Drilled 2 wells in 2008 - 1 vertical Montney Doig and 1 horizontal Montney Exploratory plays Western Kentucky - Boomerang New Albany Shale 74,000 gross (44,400 net) undeveloped acres Long dated leases (2 year remaining primary + 5 year extensions remaining) provide long term option value on technology and gas prices After evaluating results from 2009 test wells, determine development program for the prospect Northern New Mexico - El Vado East Mancos Shale low cost exploration 2,000 to 3,000 feet 90,300 gross (81,000 net) undeveloped acres Proximity to several multi-million barrel fields (mostly crude oil) Additional prospectivity in Dakota, Morrison, Todilto and Entrada formations Rio Arriba County drilling moratorium has delayed drilling State rulemaking expected to begin 1Q 2009 for Eastern Rio Arriba County Currently, deferring 2009 capital expenditures AREX Company Presentation January 2009

Appendix A

Financial and operating guidance 2009 financial and operating guidance The table below sets forth the Company's 2009 financial and operating guidance. The 2009 guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company's control, as further described on page 2 of this presentation. AREX Company Presentation January 2009 Projected 2009 Production: Total (MMcfe) ................................. ........................ 9,400 - 9,900 Operating costs and expenses: Lease operating expense (per Mcfe) ............................ $ 0.85 - 0.95 Severance and production taxes (percent of oil and ga s sales) ................................. ............................... 5% General and administrative (per Mcfe) ......................... $ 0.90 - 1.00 Depletion, depreciation and amortization (per Mcfe) ....... $ 2.50 - 3.00

Ownership of management and certain beneficial owners at 12/31/2008 Equity ownership AREX Company Presentation January 2009 (1)As of most recent public filings, September 30, 2008, 2.2 million shares are owned by holders of 5% or more of our outstanding common stock. Number of Shares of Common Stock Owned (mm) Percent Management and Affiliates Yorktown Energy Partners ................................. ........................ 6. 6 3 2 % Lubar Equity Fund, LLC ................................. ........................... 0.9 4 % Officers, directors and employees ................................. .............. 1. 2 6 % Subtotal ................................. ................................. .......... 8 ..7 4 2 % Public Stockholders (1) ................................. ............................ 1 2.0 5 8 % Total ................................. ................................. ................ 20.7 100%

Financial and operating data (unaudited) $ thousands, except per unit metrics (1)EBITDAX (a non-GAAP measure) reconciliation provided on page 23. AREX Company Presentation January 2009 Nine Months Ended Sep tember 30, 2008 2007 Revenues (in thousands): Gas $ 47,900 $ 24,110 Oil 13,223 3,075 NGLs 4,054 189 Total oil and gas sales 65,177 27,374 Realized (loss) gain on commodity derivatives (676) 3,323 Total oil and gas sales including derivative impact $ 64,501 $ 30,697 Production: Gas (MMcf) 4,927 3,511 Oil (MBbls) 120 50 NGLs (MBbls) 75 5 Total (MMcfe) 6,097 3,840 Average prices: Gas (per Mcf) $ 9.72 $ 6.87 Oil (per Bbl) 110. 19 61.50 NGLs per (Bbl) 54.05 37.80 Total (per Mcfe) $ 10.69 $ 7.13 Realized (loss) gain on commodity derivatives (per Mcfe) (0.11) 0.86 Total per Mcfe including deriv ative impact $ 10.58 $ 7.99 Costs and expenses (per Mcfe): Lease operating expenses $ 0.84 $ 0.72 Severance and production taxes 0.47 0.30 Exploration 0.24 0. 16 General and administrative 0.93 1.07 Depletion, depreciation and amortization 2.67 2.40 EBITDAX (1) $ 51,629 $ 22,836

Condensed balance sheet data (unaudited) $ thousands AREX Company Presentation January 2009 September 30, December 31, 2008 2007 Cash and cash equivalents $ 1,626 $ 4,785 Other current assets 24,457 12,021 Property and equipment, net, successful efforts method 286, 551 230,819 Other assets 1,309 1,101 Total assets $ 313,943 $ 248,726 Current liabilities $ 28,422 $ 22,017 Long - term debt 23,528 ? Other long - term liabilities 37,612 26,890 Stockholders' equity 224,381 199,819 Total liabilities and stockholders' equity $ 313,943 $ 248,726

2008 Net debt and net working capital reconciliation (unaudited)[1]

Net debt ($ thousands)

	September 30, 2008	October 31, 2008	November 30, 2008	Three-Month Change
Long-term debt[2]	$ (23,528)	$ (27,068)	$ (40,732)	$ (17,204)
Net working capital	(6,876)	(9,650)	(609)	6,267
Net debt	$ (30,404)	$ (36,718)	$ (41,341)	$ (10,937)

Net working capital ($ thousands)

	September 30, 2008	October 31, 2008	November 30, 2008	Three-Month Change
Total current assets	$ 26,083	$ 27,084	$ 33,261	$ 7,178
Total current liabilities	(28,422)	(29,556)	(27,113)	1,309
Unrealized gain on commodity derivatives (from total current assets)	(4,537)	(7,178)	(6,757)	(2,220)
Net working capital	(6,876)	(9,650)	(609)	6,267

(1) Net debt and net working capital are non-GAAP measures reconciled to the generally accepted accounting principles ("GAAP") measures of long-term debt and total current assets, respectively, and included in this presentation because of their acceptance by the investment community as financial indicators of a company's overall debt and operating liquidity position relative to its assets. The Company defines net debt as the sum of long-term debt and net working capital. Net working capital is defined as total current assets less (a) total current liabilities and (b) unrealized gain on commodity derivatives. The amounts included in the calculation of net debt and net working capital were computed in accordance with GAAP.

(2) Long-term debt at December 31, 2008 was $43.5mm.

Approach Resources Inc.
AREX Company Presentation
January 2009
21

Adjusted net income(1) reconciliation (unaudited) $ thousands (1) Adjusted net income (a non-GAAP measure) is reconciled to the GAAP measure of net income. Adjusted net income is defined as net income before the unrealized gain (loss) on commodity derivatives and related tax effect. Historically, the Company has not designated its derivative instruments as cash-flow hedges. The Company records its open derivative instruments at fair value on its consolidated balance sheets as either unrealized gains or losses on commodity derivatives. The Company records changes in such fair value in earnings on its consolidated statements of operations under "unrealized gain (loss) on commodity derivatives." The unrealized, pre-tax gain on commodity derivatives was $18.6 million for the three months ended September 30, 2008. Net of taxes, the unrealized gain on commodity derivatives for the three months ended September 30, 2008 was $12.3 million. The Company believes adjusted net income is useful to investors because it provides readers with a more meaningful measure of the Company's profitability before recording unrealized losses on commodity derivatives. The amounts included in the calculation of adjusted net income were computed in accordance with GAAP. AREX Company Presentation January 2009 Nine Months Ended September 30, 2008 2007 Net income $ 23,538 $ 4,502 Effect of unrealized gain (loss) on commodity derivatives: Unrealized (gain) loss on commodity derivatives (4,060) 2,117 Related deferred income tax 1,380 (720) Net effect of unrealized (gain) loss on commodity derivatives (2,680) 1,397 Adjusted net income $ 20,858 $ 5,899 Adjusted net income per diluted share $ 1.00 $ 0.51

EBITDAX(1) reconciliation (unaudited) $ thousands (1) EBITDAX is reconciled to the GAAP measure of net income and included in this presentation because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. The Company defines EBITDAX as net income, plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized loss (gain) on commodity derivatives, (5) interest expense and (6) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. AREX Company Presentation January 2009 Nine Months Ended September 30, 2008 2007 Net income $ 23 ,538 $ 4,502 Exploration 1,478 633 Depletion, depreciation and amortization 16,257 9,217 Share - based compensation 800 175 Unrealized (gain) loss on commodity derivatives (4,060) 2 ,117 Interest expense, net 914 3,062 Income taxes 12,702 3,130 EBITDAX $ 51,629 $ 22,836 EBITDAX per diluted share $ 2.48 $ 1.96

Current natural gas hedges Hedging positions AREX Company Presentation January 2009 Period Volume (MMBtu) $/MMBtu Monthly Total Floor Ceiling Fixed NYMEX - Henry Hub Costless collars 2009 180,000 2,160,000 $ 7.50 $ 10.5 0 Costless collars 2009 130,000 1,560,000 $ 8.50 $ 11.70 WAHA differential Fixed price swaps 2009 200,000 2,400,000 (0.61)